CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Pamela  Kiernan,  President of The Topiary  Fund for Benefit  Plan  Investors
(BPI) LLC (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.     The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  December 3, 2007                        /s/ Pamela Kiernan
     -------------------------------         -----------------------------------
                                              Pamela Kiernan, President
                                              (principal executive officer)


I, Marie Glassman, Treasurer, Principal Financial Officer and Accounting Officer of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.     The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  December 3, 2007                        /s/ Marie Glassman
     -------------------------------          ----------------------------------
                                               Marie Glassman, Treasurer,
                                               Principal Financial Officer and
                                               Accounting Officer
                                               (principal financial officer)